UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ________________________________
FORM 8-K
 _________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 4, 2026
Date of report (Date of earliest event reported)
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PIPER SANDLER COMPANIES
(Exact Name of Registrant as Specified in its Charter)
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Delaware		1-31720		30-0168701
(State or Other Jurisdiction of Incorporation)		(Commission File Number)		(IRS Employer Identification No.)

350 N 5th Street	Suite 1000
Minneapolis	Minnesota			55401
(Address of Principal Executive Offices)				(Zip Code)

		(612)	303-6000
(Registrant’s Telephone Number, Including Area Code)
 _________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	PIPR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of February 4, 2026, upon the recommendation of the Nominating and Governance Committee of the Board of Directors (the “Board”) of Piper Sandler Companies (the “Company”), the Board elected Stuart M. Essig to serve as a director of the Company for an initial term expiring at the Company’s 2026 annual meeting of shareholders. Following Mr. Essig’s election to the Board, the size of the Company’s Board increased by one, from nine to ten directors. Mr. Essig has been appointed to serve on the Audit Committee of the Board.

Mr. Essig was chief executive officer of Integra LifeSciences Corporation from 1997 to 2012, and has served as chairman of its board of directors since 2012, with service as executive chairman from 2024 to 2025. Mr. Essig is also currently a director of IDEXX Laboratories, a position he has held since 2017.

In connection with his service on the Board, Mr. Essig will participate in the Company’s 2026 non-employee director compensation program, receiving a pro-rated $100,000 annual cash retainer, a $60,000 initial equity grant, and a $150,000 annual equity grant following the 2026 annual shareholder’s meeting.

There are no arrangements or understandings between Mr. Essig and any other persons pursuant to which Mr. Essig was selected as a director of the Company. Mr. Essig has not engaged in any related person transactions (as defined in Item 404(a) of Regulation S-K) with the Company.

Item 7.01.    Regulation FD Disclosure.

On February 4, 2026, the Company issued a press release announcing the event discussed in Item 5.02 above, the text of which is furnished as Exhibit 99 hereto. The information contained in this Item 7.01 and Exhibit 99 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18 of the Exchange Act. Furthermore, the information contained in this Item 7.01 and Exhibit 99 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.
99	Press Release dated February 4, 2026.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER SANDLER COMPANIES

Date: February 4, 2026	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary